LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON INVESTMENT TRUST

LEGG MASON TAX-FREE INCOME FUND

SUPPLEMENT DATED NOVEMBER 28, 2012

TO THE STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS LISTED IN SCHEDULE A

For funds that have registered Class IS shares, the following information is added to the section of the fund’s Statement of Additional Information titled “Additional Purchase and Redemption Information”:

Class IS shares

Class IS shares may be purchased only by Retirement Plans with omnibus accounts held on the books of the fund, certain rollover IRAs and Institutional Investors, and other investors authorized by LMIS. In order to purchase Class IS shares, an investor must hold its shares in one account with the fund, which account is not subject to payment of recordkeeping or similar fees by the fund to any intermediary.

For funds that have registered Class A shares or Class A2 shares, the following text replaces the section of the fund’s Statement of Additional Information titled “Additional Purchase and Redemption Information – Sales Charge Waivers and Reductions – Initial Sales Charge Waivers”, as applicable:

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares or Class A2 shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the fund’s distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares or Class A2 shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares or Class A2 shares in the fund (or Class A shares or Class A2 shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by certain separate accounts used to fund unregistered variable annuity contracts;

(f) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS; and

(g) purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

For funds that have registered Class A shares or Class A2 shares, the following text replaces the section of the fund’s Statement of Additional Information titled “Additional Purchase and Redemption Information – Sales Charge Waivers and Reductions – Accumulation Privilege”, as applicable:

There are several ways you can combine multiple purchases of Class A shares or Class A2 shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege – allows you to combine the current value of Class A shares or Class A2 shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse, and children under the age of 21

with the dollar amount of your next purchase of Class A shares or Class A2 shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

For purposes of the accumulation privilege:

•

You can combine shares of funds sold by the distributor that are offered with a sales charge, which includes shares of money market funds sold by the distributor that were acquired by exchange from other funds offered with a sales charge.

•

You may generally not combine shares of other funds that are not offered with a sales charge. For example, shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined.

Certain exceptions may apply. Please contact your Service Agent for additional information.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

SCHEDULE A

Legg Mason Global Asset Management Trust
Fund Name	Date of Statement of Additional Information
Legg Mason Batterymarch Emerging Markets Trust	May 1, 2012
Legg Mason Batterymarch International Equity Trust	May 1, 2012
Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio	October 31, 2012
Legg Mason BW Absolute Return Opportunities Fund	August 1, 2012
Legg Mason BW Diversified Large Cap Value Fund	October 31, 2012
Legg Mason BW Global Opportunities Bond Fund	October 31, 2012
Legg Mason BW International Opportunities Bond Fund	August 1, 2012
Legg Mason Capital Management Global Growth Trust	February 29, 2012
Legg Mason Capital Management Special Investment Trust	February 29, 2012
Legg Mason Capital Management Value Trust	February 29, 2012
Legg Mason Strategic Real Return Fund	October 31, 2012

Legg Mason Investment Trust
Fund Name	Date of Statement of Additional Information
Legg Mason Capital Management Opportunity Trust	May 1, 2012

Legg Mason Tax-Free Income Fund
Fund Name	Date of Statement of Additional Information
Legg Mason Investment Counsel Maryland Tax-Free Income Trust	August 1, 2012

This supplement should be retained for future reference.

LMFX015059

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